UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 19, 2006
Columbia Sportswear Company
(Exact name of registrant as specified in its charter)

Oregon	0-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices)
(503) 985-4000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On January 19, 2006, the Compensation Committee of the Board of Directors of Columbia Sportswear Company awarded 2005 bonuses to three of its six “named executive officers” as defined under regulations of the Securities and Exchange Commission. The Chief Executive Officer and the other two most highly compensated executive officers of the Company did not receive a cash bonus for 2005. The cash bonuses awarded were as follows.

Robert G. Masin, Senior Vice President of Sales and Merchandising	$77,196
Patrick D. Anderson, Vice President and Chief Operating Officer	$72,100
Grant D. Prentice, Vice President of Global Outerwear Integration	$59,392

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company
Date: January 24, 2006	By:	/s/ Peter J. Bragdon
	Name:	Peter J. Bragdon
	Title:	Vice President and General Counsel